CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the quarter ended December 31, 2005 (the "Report") of Tech Holding Company (the "Company") as filed with the Securities and Exchange Commission, we, Patrick O. Little, President and Chief Executive Officer, and J. L. Chauvin, Vice President and Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Patrick O. Little                             J. L. Chauvin
-------------------------------------         --------------------------------------------
President and Chief Executive Officer         Vice President and Treasurer
(Principal Executive Officer)                 (Principal Financial and Accounting Officer)



February 17, 2006